KOGER EQUITY, INC.
225 NE Mizner Blvd., Suite 200
Boca Raton, Florida 33432

Contact:
Thomas C. Brockwell
Executive Vice President
Koger Equity, Inc.
(561) 395-9666

EXHIBIT 99

NEWS

Koger Equity Announces First Quarter Earnings

BOCA RATON, Fla.—(BUSINESS WIRE)—May 3, 2004—Koger Equity, Inc. (NYSE: KE) today reported results for the first quarter ended March 31, 2004. Net income available to common shareholders for the first quarter 2004 totaled $3.2 million, or $0.12 per diluted share, compared to $4.3 million, or $0.20 per diluted share, for the first quarter 2003. Funds from operations (FFO) was $12.4 million, or $0.47 per diluted share, versus $12.3 million, or $0.58 per diluted share a year ago. The Company’s portfolio ended the first quarter 2004 with an 80.3% overall occupancy rate, compared to 81.0% for the same period last year. Net income available to common shareholders and FFO for the quarter was reduced by $0.03 per diluted share and $0.09 per diluted share, respectively, due to additional shares issued during the Company’s January 2004 common stock offering.

Koger’s total operating revenues for the first quarter 2004 increased 8.2% to $39.5 million from $36.5 million in the first quarter 2003. The increase is principally due to the Company’s September 2003 acquisitions in Dallas, the December 2003 acquisition of McGinnis Park in Atlanta, and the January 2004 acquisition of Atlantic Center Plaza in Atlanta. Occupancy on the same-store portfolio, consisting of 120 buildings, was 82.8% on March 31, 2004, compared to 83.7% on March 31, 2003, consistent with the assumptions underlying the Company’s previously announced 2004 guidance. The Company’s properties acquired after December 31, 2001, which are not included in the same-store universe, were 74.6% occupied on March 31, 2004, compared to 71.8% on March 31, 2003.

Significant acquisitions and other capital transactions during the quarter included:

•	On January 12, 2004, the Company acquired a 30% interest in a joint venture that purchased Broward Financial Centre, a 24-story, 325,000 square foot office building in Ft. Lauderdale, Florida. The Company also manages and leases the property. The Company’s total investment in the joint venture is approximately $5.3 million including closing costs and fees.

•	On January 13, 2004, the Company issued 5.175 million shares of its common stock (including 675,000 shares issued in connection with an over-allotment option granted to the Company’s underwriter) at a price to the public of $20.45 per share, generating net proceeds of approximately $100 million.

•	On January 27, 2004, the Company acquired Atlantic Center Plaza, a 23-story, 502,000 square foot office building located in Atlanta, Georgia for a purchase price of $116.5 million plus closing and other costs. As part of the acquisition, the Company assumed 1) a $75.9 million three year secured loan with a variable interest rate of LIBOR plus 160 basis points and 2) a $10 million three year secured loan with a variable interest rate of LIBOR plus 600 basis points, which the Company immediately paid in full. The remainder of the purchase price was funded from the proceeds of the January common stock offering.

On April 2, 2004, the Company acquired two office buildings totaling 155,000 square feet, a ground lease and a 3.2 acre undeveloped land parcel all located in the Decoverly Office Park in Rockville, Maryland for a purchase price of $42.0 million plus closing and other costs.

On April 21, 2004, the Company amended the $75.9 million loan agreement on its Atlantic Center Plaza, extending the maturity of the loan to January 1, 2015 and fixing the interest rate at 5.49% effective January 1, 2005. In accordance with the terms of the amended loan agreement, the Company will draw an additional $4.1 million prior to December 31, 2004.

Significant leasing transactions during the quarter included:

•	New 40,000 square foot, 64-month lease at Orlando Lake Mary with Blue Cross and Blue Shield of Florida (“BCBS”). BCBS is moving from our Orlando Central property and expanding their offices at Lake Mary.

•	New five year, 24,543 square foot lease at Tollway Crossing in Dallas with Barry Callebut (parent company of Brach’s Candies). The tenant is currently sub-leasing the space and the direct lease begins July 1, 2006.

•	Two year, 13,973 square foot renewal in St. Petersburg with CTX Mortgage Co.

•	Six year, 13,278 square foot renewal at Charlotte Vanguard with General Electric.

•	New 128-month, 12,621 square foot lease at The Lakes on Post Oak in Houston with McConnel, Jones, Lanier.

•	27-month, 12,227 square foot renewal in Memphis with Cooperative Marketing.

•	Three year, 10,500 square foot renewal in St. Petersburg with Taylor Woodrow.

•	New seven year, 25,093 square foot lease at Three Ravinia in Atlanta with Phytest, Inc. (executed April 2, 2004).

Overall, the Company signed 310,000 square feet of leases in 82 transactions in the first quarter 2004 at an average annual cost (including tenant improvements and leasing commissions) of $2.72 per square foot. The GAAP weighted average gross rental rate on new, backfill and renewal leases (excluding first generation space) was $16.95 per square foot compared to $17.12 per square foot on expiring leases.

Earnings Estimates

Based on the current outlook and Koger’s results for the first quarter 2004, the Company is reaffirming its 2004 net income and FFO guidance. As previously stated, management expects 2004 net income available to common shareholders will range between $0.44-$0.54 per diluted share, while FFO is expected to range between $1.93-$2.03 per diluted share. During the scheduled May 4, 2004 9:00 AM (Eastern) conference call, management will further discuss earnings guidance for 2004.

Funds from operations (FFO) is a non-GAAP financial measure. The Company believes FFO is a useful additional measure of the Company’s performance because it facilitates an understanding of the operating performance of the Company after adjustment for certain non-cash expenses, such as real estate depreciation, which assumes that the value of real estate assets diminishes predictably over time. In addition, the Company believes that FFO provides useful information to the investment community about the Company’s financial performance as compared to other REITs since FFO is generally recognized as an industry standard for measuring the operating performance of an equity REIT. The Company also uses FFO as one of the criteria for performance based compensation.

Funds from operations should not be considered as an alternative to net income as an indication of the Company’s financial performance or to cash flow from operating activities (determined in accordance with accounting principles generally accepted in the United States of America) or as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. While the Company believes its calculation of FFO generally conforms with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, the Company’s method of calculating FFO may be different from methods used by other REIT’s and the method preferred by NAREIT. The Company’s reconciliation of net income to FFO is set forth below.

Estimates of future net income available to common shareholders and FFO per share are by definition, and certain other matters discussed in this press release may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be attained. Certain factors that could cause actual results to differ materially from the Company’s expectations are set forth as risk factors in the Company’s SEC reports and filings, including its annual report on Form 10-K. Included among these factors are changes in general economic conditions, including changes in the economic conditions affecting industries in which its principal tenants operate; its ability to timely lease or re-lease space at current or anticipated rents to creditworthy tenants; competition for tenants; its ability to achieve economies of scale over time; the demand for tenant services beyond those traditionally provided by landlords; changes in interest rates; changes in operating costs; its ability to attract and retain high-quality personnel at a reasonable cost in a highly competitive labor environment; future demand for its debt and equity securities; its ability to refinance its debt on reasonable terms at maturity; and its ability to complete current and future development projects on schedule and on budget. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements contained or incorporated by reference herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Koger Equity, Inc. owns or has interests in 132 office buildings, containing approximately 10.4 million rentable square feet, located primarily in 20 suburban office projects and two urban centers in twelve metropolitan areas in the Southeastern United States, Texas and Maryland.

Copies of the Company’s March 31, 2004 First Quarter Supplemental Disclosure package are available upon request to Investor Relations, Koger Equity, Inc., 225 NE Mizner Blvd., Suite 200, Boca Raton, Florida 33432, or call 1-800-850-2037.

Additionally, the March 31, 2004 First Quarter Supplemental Disclosure package and further information about Koger Equity, Inc. can be found on the Company’s Web site at www.koger.com.

KOGER EQUITY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands except per Share Data)

	For the
	Three Months Ended
	03/31/04	03/31/03
Revenues
Rental and other rental services	$39,468	$36,280
Management fees	66	205
Other	—	5

Total operating revenues	39,534	36,490

Expenses
Property operations	15,536	13,349
Depreciation and amortization	9,220	8,456
General and administrative	2,844	2,943
Direct cost of management fees	—	86
Other	52	36

Total operating expenses	27,652	24,870

Operating Income	11,882	11,620

Other Income and Expense
Equity in earnings of unconsolidated affiliate	131	—
Interest income	127	54
Mortgage and loan interest expense	(7,306)	(7,403)

Total other income and expense	(7,048)	(7,349)

Income Before Income Taxes	4,834	4,271
Income taxes	—	—

Net Income	4,834	4,271
Dividends on preferred stock	(1,588)	—

Net Income Available to Common Shareholders	$3,246	$4,271

Earnings Per Share Available to Common Shareholders:
Basic	$0.12	$0.20

Diluted	$0.12	$0.20

Weighted Average Shares:
Basic	26,071	21,299

Diluted	26,524	21,327

KOGER EQUITY, INC.
FUNDS FROM OPERATIONS
(In Thousands except per Share Data)

	For the
	Three Months
	Ended
	03/31/04	03/31/03
Net income available to common shareholders	$3,246	$4,271
Real estate related depreciation	8,347	7,191
Real estate related depreciation-unconsolidated affiliate	101	—
Real estate related amortization – deferred tenant costs	609	396
Real estate related amortization – fair value of acquired leases	137	492

Funds from operations	$12,440	$12,350

Weighted average shares/units outstanding – diluted	26,524	21,327

Funds from operations, per diluted share/unit	$0.47	$0.58

KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In Thousands)

	March 31,	December 31,
	2004	2003
ASSETS
Real estate investments:
Operating properties:
Land	$129,973	$119,973
Buildings	951,162	838,430
Furniture and equipment	3,672	3,599
Accumulated depreciation	(187,874)	(179,569)

Operating properties, net	896,933	782,433
Undeveloped land held for investment	10,975	10,975
Undeveloped land held for sale	3,041	3,041
Cash and cash equivalents	50,588	9,163
Restricted cash	12,681	11,114
Accounts receivable, net of allowance for uncollectible accounts of $1,188 and $939	17,703	16,236
Investment in unconsolidated affiliate	3,369	—
Other assets	14,193	15,239

TOTAL ASSETS	$1,009,483	$848,201

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgages and loans payable	$468,241	$408,716
Accounts payable	4,884	4,299
Accrued real estate taxes payable	4,864	1,853
Other accrued liabilities	10,255	11,016
Dividends payable	9,693	7,824
Advance rents and security deposits	7,147	6,846

Total Liabilities	505,084	440,554

Minority interest	4,672	4,672

Shareholders’ equity:
Preferred Stock	30	30
Common stock	354	300
Capital in excess of par value	649,787	546,968
Notes receivable from stock sales	(5,092)	(5,092)
Accumulated other comprehensive loss	(241)	(241)
Dividends in excess of net income	(13,553)	(7,405)
Treasury stock, at cost	(131,558)	(131,585)

Total Shareholders’ Equity	499.727	402,975

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1.009.483	$848,201

KOGER EQUITY, INC.
FORECASTED FUNDS FROM OPERATIONS
(per Diluted Share)

For the
Year Ending
12/31/04
Net income available to common shareholders, per diluted share	$0.44-0.54
Depreciation – real estate	1.34
Amortization — deferred tenant costs	0.07
Amortization – fair value of acquired leases	0.08
Gain on sale or disposition:
Non-operating assets	—

Funds from operations, per diluted share	$1.93-2.03

#####

KOGER

Supplemental Operating & Financial Data
First Quarter 2004

KOGER EQUITY, INC. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
TABLE OF CONTENTS / “SAFE HARBOR”
March 31, 2004

This supplemental package may contain forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Although Koger Equity, Inc. believes that the expectations reflected in such forward-looking statements are based

KOGER EQUITY, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

Dollars in thousands

	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
ASSETS
Real estate investments:
Operating properties:
Land	$129,973	$119,973	$116,658	$110,653	$110,653
Buildings	951,162	838,430	814,183	784,145	779,914
Furniture and equipment	3,672	3,599	3,533	3,488	3,488
Accumulated depreciation	(187,874)	(179,569)	(171,697)	(164,470)	(157,023)

Operating properties, net	896,933	782,433	762,677	733,816	737,032
Undeveloped land held for investment	10,975	10,975	9,995	9,995	9,995
Undeveloped land held for sale	3,041	3,041	3,041	3,041	3,831
Cash and temporary investments	50,588	9,163	13,302	4,741	5,893
Restricted cash	12,681	11,114	14,520	14,417	13,191
Accounts receivable, net	17,703	16,236	14,575	13,007	12,657
Cost in excess of fair value of net assets acquired, net of accumulated amortization	595	595	595	595	595
Investment in an unconsolidated affiliate	3,369	0	0	0	0
Other assets	13,598	14,644	17,464	17,126	18,091

TOTAL ASSETS	$1,009,483	$848,201	$836,169	$796,738	$801,285

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgages and loan payable	$468,241	$408,716	$394,128	$426,371	$431,660
Accounts payable	4,884	4,299	3,764	2,648	2,486
Accrued real estate taxes payable	4,864	1,853	9,893	7,997	4,022
Other accrued liabilities	10,255	11,016	10,846	10,889	9,969
Dividends payable	9,693	7,824	7,840	7,463	7,458
Advance rents and security deposits	7,147	6,846	5,343	5,224	5,678

Total Liabilities	505,084	440,554	431,814	460,592	461,273

Minority Interest	4,672	4,672	0	0	0

Shareholders’ Equity:
Preferred stock	30	30	30	0	0
Common stock	354	300	299	298	298
Capital in excess of par value	649,787	546,968	544,689	472,364	472,253
Notes receivable from stock sales to related parties	(5,092)	(5,092)	(5,266)	(5,266)	(5,266)
Other comprehensive loss	(241)	(241)	(212)	(212)	(212)
Retained earnings (Dividends in excess of net income)	(13,553)	(7,405)	(3,566)	613	4,626
Treasury stock, at cost	(131,558)	(131,585)	(131,619)	(131,651)	(131,687)

Total Shareholders’ Equity	499,727	402,975	404,355	336,146	340,012

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,009,483	$848,201	$836,169	$796,738	$801,285

KOGER EQUITY, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

In thousands, except per share data

	Three Months Ended
	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
REVENUES
Rental and other rental services	$39,468	$38,664	$35,163	$35,964	$36,280
Management fees	66	0	0	126	205
Other	0	0	0	0	5

Total operating revenues	39,534	38,664	35,163	36,090	36,490

EXPENSES
Property operations	15,536	15,432	13,907	14,694	13,349
Depreciation and amortization	9,220	8,150	7,925	8,156	8,456
General and administrative	2,844	2,723	2,385	3,086	2,943
Direct cost of management fees	0	0	0	2	86
Other	52	44	36	31	36

Total operating expenses	27,652	26,349	24,253	25,969	24,870

OPERATING INCOME	11,882	12,315	10,910	10,121	11,620

OTHER INCOME AND EXPENSE
Equity in earnings of unconsolidated affiliate	131	0	0	0	0
Interest income	127	128	39	86	54
Mortgage and loan interest	(7,306)	(7,190)	(7,289)	(7,367)	(7,403)

Total other income and expense	(7,048)	(7,062)	(7,250)	(7,281)	(7,349)
INCOME BEFORE GAIN (LOSS) ON SALE OR DISPOSITION OF ASSETS	4,834	5,253	3,660	2,840	4,271
Gain (loss) on sale or disposition of assets	0	(16)	0	589	0

INCOME BEFORE INCOME TAXES	4,834	5,237	3,660	3,429	4,271
Income taxes	0	(72)	(1)	(21)	0

INCOME BEFORE MINORITY INTEREST	4,834	5,309	3,661	3,450	4,271
Minority interest	0	0	0	0	0

NET INCOME	$4,834	$5,309	$3,661	$3,450	$4,271

Dividends on preferred shares	(1,588)	(1,624)	(371)	0	0

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$3,246	$3,685	$3,290	$3,450	$4,271

EARNINGS PER SHARE AVAILABLE TO COMMON SHAREHOLDERS — Diluted	$0.12	$0.17	$0.15	$0.16	$0.20

WEIGHTED AVERAGE SHARES — Diluted	26,524	21,672	21,455	21,382	21,327

OPERATING MARGIN	60.6%	60.1%	60.4%	59.1%	63.2%

KOGER EQUITY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

In thousands, except per share data

	Three Months Ended
	3/31/04	03/31/03	Fav/(Unfav)
REVENUES
Rental and other rental services	$39,468	$36,280	$3,188
Management fees	66	205	(139)
Other	0	5	(5)

Total operating revenues	39,534	36,490	3,044

EXPENSES
Property operations	15,536	13,349	(2,187)
Depreciation and amortization	9,220	8,456	(764)
General and administrative	2,844	2,943	99
Direct cost of management fees	0	86	86
Other	52	36	(16)

Total operating expenses	27,652	24,870	(2,782)

OPERATING INCOME	11,882	11,620	262

OTHER INCOME AND EXPENSE
Equity in earnings of unconsolidated affiliates	131	0	131
Interest income	127	54	73
Mortgage and loan interest	(7,306)	(7,403)	97

Total other income and expense	(7,048)	(7,349)	301
INCOME BEFORE GAIN (LOSS) ON SALE OR DISPOSITION OF ASSETS	4,834	4,271	563
Gain (loss) on sale or disposition of assets	0	0	0

INCOME BEFORE INCOME TAXES	4,834	4,271	563
Income taxes	0	0	0

INCOME BEFORE MINORITY INTEREST	4,834	4,271	563
Minority interest	0	0	0

NET INCOME	4,834	4,271	563
Dividends on preferred stock	(1,588)	0	(1,588)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$3,246	$4,271	$(1,025)

EARNINGS PER SHARE AVAILABLE TO COMMON SHAREHOLDERS — Diluted	$0.12	$0.20	$(0.20)

WEIGHTED AVERAGE SHARES — Diluted	26,524	21,327	5,197

OPERATING MARGIN	60.6%	63.2%	-2.60%

KOGER EQUITY, INC. AND SUBSIDIARIES

FUNDS FROM OPERATIONS
(Unaudited)

In thousands, except per share data

	Three Months Ended
	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
Funds from Operations:
Net income available to common shareholders	$3,246	$3,685	$3,290	$3,450	$4,271
Depreciation — real property	8,347	7,818	7,147	7,390	7,191
Depreciation — unconsolidated affiliate	101	—	—	—	—
Amortization — deferred tenant costs	609	436	436	432	396
Amortization — fair value of acquired leases (c)	137	(766)	378	432	492
Loss (gain) on sale of non-operating assets	—	16	—	(589)	—

Funds from Operations (a)	12,440	11,189	11,251	11,115	12,350
Cash Available for Distribution:
Add (Deduct):
Rental income from straight-line rents	(1,249)	(938)	(801)	(1,075)	(1,295)
Amortization of deferred financing costs	374	370	370	368	357
Revenue maintaining building improvements	(832)	(618)	(423)	(695)	(661)
Revenue maintaining tenant improvements (b)	(973)	(1,212)	(804)	(1,391)	(1,253)
Revenue maintaining leasing commissions (b)	(186)	(158)	(222)	(266)	(374)

Cash Available for Distribution(a)	$9,574	$8,633	$9,371	$8,056	$9,124

Weighted average common shares/units outstanding — diluted	26,524	21,672	21,455	21,382	21,327

Per share/unit — diluted:
Funds from operations	$0.47	$0.52	$0.52	$0.52	$0.58

Cash available for distribution	$0.36	$0.40	$0.44	$0.38	$0.43

Dividends paid	$0.35	$0.35	$0.35	$0.35	$0.35

Dividend payout ratio:
Funds from operations	74.6%	67.8%	66.7%	67.3%	60.4%

Cash available for distribution	97.0%	87.9%	80.1%	92.9%	81.8%

(a) Funds from Operations and Cash Available for Distribution are non-GAAP financial measures and should not be considered as comparable to Net Income or Earnings per Share.

(b) These amounts represent leasing costs associated with 2nd generation space.

(c) Due to the re-evaluation of the fair value of in-place leases by an independent third party, an adjustment of $1,144 was made in the fourth quarter of 2003.

KOGER EQUITY, INC. AND SUBSIDIARIES

NET OPERATING INCOME (a) (b)
(Unaudited)

In thousands, except SF and per share data

			Three Months Ended
			3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
Same Store Sales:
Properties	120	Revenue	$26,206	$26,718	$26,859	$27,377	$27,538
Square Feet	6,928,915	Expense	9,556	10,246	10,061	10,312	9,631

		NOI	16,650	16,472	16,798	17,065	17,907

Occupancy — Period End			82.8%	84.3%	84.1%	85.8%	83.7%
Acquisitions:
Properties	9	Revenue (c)	$13,143	$10,357	$8,422	$8,452	$8,596
Square Feet	2,993,932	Expense	5,989	5,121	3,845	4,421	3,789

		NOI	7,154	5,236	4,576	4,031	4,807

Occupancy — Period End			74.6%	73.2%	74.1%	71.0%	71.8%
Development:
Properties	—	Revenue	$—	$—	$—	$—	$—
Square Feet	—	Expense	—	—	—	—	—

		NOI	—	—	—	—	—

Occupancy — Period End			0.0%	0.0%	0.0%	0.0%	0.0%
Asset Sales:
Properties	—	Revenue	$—	$327	$0	$289	$(29)
Square Feet	—	Expense	(8)	64	0	(40)	(71)

		NOI	8	263	(0)	329	42

Occupancy — Period End			0.0%	0.0%	0.0%	0.0%	0.0%
Consolidated Portfolio
Properties	129	Revenue	$39,349	$37,402	$35,281	$36,118	$36,105
Square Feet	9,922,847	Expense	15,536	15,431	13,907	14,693	13,349

		NOI	23,813	21,971	21,374	21,425	22,756

Occupancy — Period End			80.3%	81.3%	81.6%	82.5%	81.0%

(a) Net Operating Income is defined as Rental and other rental services revenue less Property operating expense, excluding amortization of the fair value of acquired leases.

(b) Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.

(c) Excludes adjustments for the fair value of acquired leases.

KOGER EQUITY, INC. AND SUBSIDIARIES
NET OPERATING INCOME (a) (b)
(Unaudited)

In thousands, except SF and per share data

				Three Months Ended			Twelve Months Ended
				3/31/04	3/31/03	Fav/(Unfav)	12/31/03	12/31/02	Fav/(Unfav)
Same Store Sales:
	Properties	120	Revenue	$26,206	$27,538	$(1,332)	$108,492	$112,296	$(3,803)
	Square Feet	6,928,915	Expense	9,556	9,631	75	40,261	39,746	(516)

			NOI	16,650	17,907	(1,257)	68,231	72,550	(4,319)

	Occupancy - Period End			82.8%	83.7%	-0.9%	82.8%	83.7%	-0.9%
Acquisitions:
	Properties	9	Revenue (c)	$13,143	$8,596	$4,547	$35,826	$13,835	$21,992
	Square Feet	2,993,932	Expense	5,989	3,789	(2,200)	17,177	6,213	(10,963)

			NOI	7,154	4,807	2,347	18,650	7,621	11,028

	Occupancy - Period End			74.6%	71.8%	2.8%	74.6%	71.8%	2.8%
Development:
	Properties	—	Revenue	$—	$—	$—	$—	$—	$—
	Square Feet	—	Expense	—	—	—	—	—	—

			NOI	—	—	—	—	—	—

	Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Asset Sales:
	Properties	—	Revenue	$—	$(29)	$29	$587	$221	$366
	Square Feet	—	Expense	(8)	(71)	(63)	(59)	276	335

			NOI	8	42	(34)	645	(55)	701

	Occupancy - Period End			0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Consolidated Portfolio
	Properties	129	Revenue	$39,349	$36,105	$3,244	$144,906	$126,351	$18,555
	Square Feet	9,922,847	Expense	15,536	13,349	(2,187)	57,380	46,235	(11,145)

			NOI	23,813	22,756	1,057	87,526	80,116	7,410

	Occupancy - Period End			80.3%	81.0%	-0.7%	80.3%	81.0%	-0.7%

(a)	Net Operating Income is defined as Rental and other rental services revenue less Property operating expense, excluding amortization of the fair value of acquired leases.

(b)	Net Operating Income is a non-GAAP financial measure and should not be considered as comparable to Net Income.

(c)	Excludes adjustments for the fair value of acquired leases.

KOGER EQUITY, INC. AND SUBSIDIARIES

CAPITAL EXPENDITURES
(Unaudited)

	Three Months Ended
	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03	12/31/02
Revenue Maintaining:
Building Improvements	$831,820	$617,606	$423,302	$694,892	$660,966	$2,091,048
Tenant Improvements - 2001 Leasing	11,039	17,411	75,890	26,104	48,310	298,454
Tenant Improvements - 2002 Leasing	87,225	69,203	28,031	217,127	926,380	1,060,884
Tenant Improvements - 2003 Leasing	199,982	1,125,336	700,056	1,148,118	277,853	—
Tenant Improvements - 2004 Leasing	674,736	—	—	—	—	—
Leasing Commissions - 2001 Leasing	2,537	—	1,235	2,047	1,641	5,452
Leasing Commissions - 2002 Leasing	—	—	8,251	661	150,832	736,406
Leasing Commissions - 2003 Leasing	38,359	157,790	212,803	263,379	221,203	—
Leasing Commissions - 2004 Leasing	144,748	—	—	—	—	—

Revenue Maintaining Capital Expenditures	1,990,446	1,987,345	1,449,568	2,352,328	2,287,185	4,192,244

Revenue Enhancing:
Building Improvements	1,559,782	970,930	1,207,945	781,462	88,181	—
Tenant Improvements - 2002 Leasing	—	7,436	(63,719)	732,711	1,005,839	359,906
Tenant Improvements - 2003 Leasing	700,580	1,871,953	1,127,369	421,104	77,044	—
Tenant Improvements - 2004 Leasing	572,475	—	—	—	—	—
Leasing Commissions - 2002 Leasing	—	—	53,491	10,250	156,756	195,342
Leasing Commissions - 2003 Leasing	196,953	407,466	208,379	251,269	42,730	—
Leasing Commissions - 2004 Leasing	264,787	—	—	—	—	—

Revenue Enhancing Capital Expenditures	3,294,577	3,257,785	2,533,465	2,196,796	1,370,550	555,248

Total Capital Expenditures	$5,285,023	$5,245,130	$3,983,033	$4,549,124	$3,657,735	$4,747,492

KOGER EQUITY, INC. AND SUBSIDIARIES

SUMMARY OF OUTSTANDING DEBT
AS OF MARCH 31, 2004

	Interest			Monthly Debt	Outstanding	Outstanding
Description	Rate	Maturity		Service	3/31/04	12/31/03
				$ (000)	$(000)	$ (000)
Fixed Rate:
Northwestern Mutual — Tranche A	8.19%	01/02/07		789	88,786	89,335
Northwestern Mutual — Tranche B	8.33%	01/02/09		710	79,026	79,512
Northwestern Mutual — Tranche C	7.10%	01/02/07		104	13,592	13,665
Northwestern Mutual — Tranche D	7.10%	01/02/09		216	28,015	28,166
Allstate Life	8.20%	12/01/06		165	18,515	18,592
Metropolitan Life	5.26%	01/01/08		373	85,000	85,000
Innman Family	8.00%	12/31/08		7	978	978

Total Fixed Rate Debt	7.29%			2,364	313,912	315,248

Variable Rate:
GE Capital	6.38%	06/30/21		11	1,455	1,468
Column Financial (a)	3.97%	12/09/04	(b)	248	77,000	77,000
Secured Revolving Credit Facility - $100 Million	4.90%	12/31/04		0	0	15,000
Metropolitan Life (c)	2.70%	12/01/06		165	75,874	0

Total Variable Rate Debt	4.16%			259	154,329	93,468

Total Debt	6.57%			2,623	468,241	408,716

Market Capitalization:
Total Debt					468,241	408,716
Preferred Stock					78,966	80,730
Common Stock					629,880	449,910

Total Market Capitalization					1,177,087	939,356

Amount
$(000)
Schedule of Mortgage Maturities by Year:
2004	81,282
2005	6,112
2006	99,580
2007	98,098
2008	89,606
Thereafter	93,563

Total	468,241

(a)	Interest rate capped at 287 basis points over maximum LIBOR of 5.45 percent.

(b)	Column Financial loan has three one-year extension options.

(c)	Loan will convert to a 10-year fixed interest rate loan at 5.49% on January 1, 2005.

KOGER EQUITY, INC. AND SUBSIDIARIES

OPERATING PROPERTY ACQUISITIONS
2003 AND 2004

		Rentable			Percent
		Square	Date	Purchase	Leased
Property	Location	Feet	Purchased	Price (a)	3/31/04
2003
Dallas Cigna Plaza	Dallas, TX	127,226	9/11/2003	$15,170,000	92%
Dallas Rosemeade	Dallas, TX	152,163	9/11/2003	$17,980,000	100%
McGinnis Park (b)	Atlanta, GA	202,279	12/30/2003	$19,690,000	52%

		481,668		$52,840,000	78%

2004
Atlantic Center Plaza	Atlanta, GA	502,579	1/27/2004	$116,500,000	88%
Broward Financial Center (c)	Fort Lauderdale, FL	325,583	1/12/2004	$5,100,000	88%

		828,162		$121,600,000	88%

(a)	Purchase price consists of the contract price only and does not include closing costs.

(b)	Joint venture acquisition in which Koger is 75% partner with a cumulative preferred return.

(c)	The Company has a 30% interest in this joint venture that is accounted for using the equity method.

KOGER EQUITY, INC. AND SUBSIDIARIES

BUILDING COMPLETIONS
2003 and 2004

Percent
		Square	Month		Leased
Property	Location	Feet	Completed	Total Cost (a)	3/31/04
2003
None.
2004
None.

(a)	Includes land and building construction costs. Does not include tenant improvement costs.

KOGER EQUITY, INC. AND SUBSIDIARIES

BUILDINGS UNDER CONSTRUCTION
MARCH 31, 2004

		Square	Expected	Projected	Pre-Leasing
Property	Location	Feet	Completion	Cost	to Date
None.

		—		$—

KOGER EQUITY, INC. AND SUBSIDIARIES

TWENTY-FIVE LARGEST TENANTS
BASED ON ANNUALIZED GROSS RENTS
AS OF MARCH 31, 2004

			Remaining		Annualized
	Number	Occupied	Term	Percent of	Gross	Percent
Tenant (a)	of Leases	Square Feet	(Months)	Occupied	Rent (b)	of Rent
US GOVERNMENT	46	935,210	79	11.8%	$17,414,467	11.5%
STATE OF FLORIDA	36	645,259	31	8.2%	11,508,326	7.6%
SIX CONTINENTS HOTELS	2	344,389	54	4.4%	9,420,888	6.2%
BLUE CROSS & BLUE SHIELD	10	530,247	18	6.7%	8,988,464	5.9%
ALSTON & BIRD, LLP	1	229,394	115	2.9%	6,431,907	4.3%
BECHTEL CORPORATION	1	347,105	63	4.4%	6,244,039	4.1%
CIGNA GENERAL LIFE INSURANCE	1	116,423	60	1.5%	3,032,506	2.0%
CITIFINANCIAL	1	159,827	41	2.0%	2,927,248	1.9%
LANDSTAR SYSTEM HOLDINGS INC	1	176,000	128	2.2%	2,600,905	1.7%
ZURICH INSURANCE COMPANY	2	97,913	34	1.2%	1,934,221	1.3%
ACS STATE HEALTHCARE,LLC	2	79,714	38	1.0%	1,774,618	1.2%
NORTHERN TELECOM, INC.	1	62,155	27	0.8%	1,742,526	1.2%
HUNTSMAN CORP	1	97,358	122	1.2%	1,569,230	1.0%
WASHINGTON MUTUAL BANK	2	86,361	51	1.1%	1,492,744	1.0%
TRANSCORE	1	60,840	44	0.8%	1,461,691	1.0%
FORD MOTOR COMPANY	4	63,337	26	0.8%	1,339,881	0.9%
BELLSOUTH	3	66,202	10	0.8%	990,072	0.7%
SARA LEE CORP	1	51,188	15	0.6%	950,344	0.6%
ENOVIA CORPORATION	1	44,095	5	0.6%	907,112	0.6%
CHECK SOLUTIONS COMPANY	1	40,307	58	0.5%	830,679	0.5%
NEXTIRA ONE	1	29,168	44	0.4%	810,867	0.5%
BEST SOFTWARE INC	1	47,110	57	0.6%	801,058	0.5%
MERGENT — FIS INC.	1	45,040	41	0.6%	791,622	0.5%
NAVISION SOFTWARE US, INC.	1	37,783	41	0.5%	763,800	0.5%
PEERLESS INSURANCE CO.	1	36,306	20	0.5%	736,551	0.5%

Total / Weighted Average	123	4,428,731	56	56.0%	$87,465,765	57.8%

(a)	Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(b)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of March 31, 2004 multiplied by 12.

KOGER EQUITY, INC. AND SUBSIDIARIES

INDUSTRY DIVERSIFICATION
AS OF MARCH 31, 2004

			Remaining		Annualized
	Number	Occupied	Term	Percent of	Gross	Percent
Industry (a)	of Leases	Square Feet	(Months)	Occupied	Rent (b)	of Rent
Professional, Scientific, and Technical Services	201	1,848,580	54	23.4%	$37,228,671	24.6%
Finance and Insurance	170	1,831,419	30	23.1%	34,002,122	22.5%
Public Administration	91	1,629,793	58	20.6%	29,693,835	19.6%
Information	55	613,108	32	7.7%	11,901,852	7.9%
Accommodation and Food Services	9	360,252	53	4.6%	9,687,249	6.4%
Manufacturing	48	487,686	52	6.2%	9,007,941	6.0%
Transportation and Warehousing	9	238,752	110	3.0%	3,543,687	2.3%
Wholesale Trade	12	123,973	37	1.6%	2,531,431	1.7%
Administrative and Support Services	28	135,598	38	1.7%	2,440,350	1.6%
Construction	18	120,186	23	1.5%	2,160,106	1.4%
Other (c)	267	524,414	38	6.6%	9,104,784	6.0%

Total / Weighted Average	908	7,913,761	34	100.0%	$151,302,028	100.0%

(a)	Classifications are based on the North American Industrial Classification System (NAICS).

(b)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of March 31, 2004 multiplied by 12.

(c)	Includes leases whose classification does not total 1.0% or more of the portfolio’s annualized gross rent.

KOGER EQUITY, INC. AND SUBSIDIARIES

SUMMARY OF ASSETS BY CITY
AS OF MARCH 31, 2004

		# of	Age		% Square	%
City	State	Bldgs	(yrs)	Square Feet	Feet	NOI (a)
Atlanta	GA	29	13	3,076,522	31.0%	31.7%
Orlando	FL	28	19	1,304,086	13.1%	11.4%
Jacksonville	FL	11	9	1,168,161	11.8%	9.4%
Houston	TX	3	23	1,204,852	12.1%	15.5%
St. Petersburg	FL	15	21	668,335	6.7%	5.8%
Tallahassee	FL	19	21	834,025	8.4%	8.6%
Memphis	TN	6	11	533,085	5.4%	5.7%
Dallas	TX	2	6	279,389	2.8%	4.0%
Charlotte	NC	15	16	709,265	7.1%	6.4%
Richmond	VA	1	17	145,127	1.5%	1.6%

Total		129	16	9,922,847	100.0%	100.0%

(a)	Based on Net Operating Income for the first quarter of 2004.

KOGER EQUITY, INC. AND SUBSIDIARIES

OCCUPANCY SUMMARY
AS OF MARCH 31, 2004

	Square Footage				Percentage
		Leased, Not				Leased, Not
	Occupied	Commenced (a)	Vacant	Total	Occupied	Commenced (a)	Vacant	Total
Atlanta	2,473,448	31,466	571,608	3,076,522	80.4%	1.0%	18.6%	100.0%
Jacksonville	1,107,116	3,270	57,775	1,168,161	94.8%	0.3%	4.9%	100.0%
Orlando	1,023,348	63,972	216,766	1,304,086	78.5%	4.9%	16.6%	100.0%
Houston	886,813	12,621	305,418	1,204,852	73.6%	1.0%	25.3%	100.0%
St. Petersburg	592,001	4,773	71,561	668,335	88.6%	0.7%	10.7%	100.0%
Tallahassee	594,955	751	238,319	834,025	71.3%	0.1%	28.6%	100.0%
Charlotte	446,989	13,436	248,840	709,265	63.0%	1.9%	35.1%	100.0%
Memphis	436,888	19,016	77,181	533,085	82.0%	3.6%	14.5%	100.0%
Dallas	268,586	0	10,803	279,389	96.1%	0.0%	3.9%	100.0%
Richmond	136,839	6,191	2,097	145,127	94.3%	4.3%	1.4%	100.0%

Total	7,966,983	155,496	1,800,368	9,922,847	80.3%	1.6%	18.1%	100.0%

(a)	Includes square footage of fully executed leases for vacant space that commence on a future date.

KOGER EQUITY, INC. AND SUBSIDIARIES

OCCUPANCY TREND

		As of
	MSA
	Square Feet	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Atlanta — SSS	1,566,831	1,396,485	1,390,533	1,396,604	1,429,547	1,347,087
		89.1%	88.7%	89.1%	91.2%	86.0%
Orlando	1,304,086	1,023,348	1,090,309	1,082,934	1,090,238	1,056,117
		78.5%	83.6%	83.0%	83.6%	81.0%
Jacksonville	1,168,161	1,107,116	1,160,504	1,160,630	1,156,829	1,125,451
		94.8%	99.3%	99.4%	99.0%	96.3%
Charlotte	709,265	446,989	450,981	428,146	555,348	555,740
		63.0%	63.6%	60.4%	78.3%	78.4%
St. Petersburg	668,335	592,001	593,381	587,761	571,262	571,096
		88.6%	88.8%	87.9%	85.5%	85.5%
Tallahassee	834,025	594,955	587,201	593,429	595,557	596,237
		71.3%	70.4%	71.2%	71.4%	71.5%
Memphis	533,085	436,888	430,435	426,170	398,625	410,781
		82.0%	80.7%	79.9%	74.8%	77.1%
Richmond	145,127	136,839	136,534	143,184	141,013	137,733
		94.3%	94.1%	98.7%	97.2%	94.9%

Same Store	6,928,915	5,734,621	5,839,878	5,818,858	5,938,419	5,800,242
		82.8%	84.3%	84.0%	85.7%	83.7%

Houston	1,204,852	886,813	917,566	898,344	890,035	937,575
		73.6%	76.2%	74.6%	73.9%	77.8%
Atlanta — ACQ	1,509,691	1,076,963	637,121	528,094	535,769	505,324
		71.3%	63.3%	65.6%	66.6%	62.8%
Dallas — ACQ	279,389	268,586	268,586	268,586
		96.1%	96.1%	96.1%

Acquisitions	2,993,932	2,232,362	1,823,273	1,695,024	1,425,804	1,442,899
		74.6%	73.2%	74.1%	70.9%	71.8%

Total	9,922,847	7,966,983	7,663,151	7,513,882	7,364,223	7,243,141
		80.3%	81.3%	81.5%	82.4%	81.0%

KOGER EQUITY, INC. AND SUBSIDIARIES

LEASING SUMMARY

		For The Three Months Ended 3/31/04
	MSA			Expirations (b)			New and
	Square Feet	Leased 12/31/03 (a)		(c) (d)	Renewals	Leasing Retention	Backfill
Atlanta	3,076,522	2,511,059	(e)	40,677	20,428	50.2%	14,104
Jacksonville	1,168,161	1,163,774		58,891	4,291	7.3%	1,212
Orlando	1,304,086	1,095,892		115,301	25,999	22.5%	80,730
Houston	1,204,852	919,550		46,334	3,475	7.5%	22,743
Tallahassee	834,025	597,712		2,815	809	28.7%	0
St. Petersburg	668,335	609,950		64,330	38,889	60.5%	12,265
Charlotte	709,265	455,729		35,851	25,226	70.4%	15,321
Memphis	533,085	468,076		40,349	27,283	67.6%	894
Richmond	145,127	146,578		4,832	0	0.0%	1,284
Dallas	279,389	268,586		0	0	0.0%	0 (f)

Total	9,922,847	8,236,906		409,380	146,400	35.8%	148,553

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For The Three Months Ended 3/31/04
	Gross		Leased	Leased	Leased
	Activity	Net Absorption	3/31/04 (a)	12/31/03	3/31/04
Atlanta	34,532	(6,145)	2,504,914	81.6%	81.4%
Jacksonville	5,503	(53,388)	1,110,386	99.6%	95.1%
Orlando	106,729	(8,572)	1,087,320	84.0%	83.4%
Houston	26,218	(20,116)	899,434	76.3%	74.7%
Tallahassee	809	(2,006)	595,706	71.7%	71.4%
St. Petersburg	51,154	(13,176)	596,774	91.3%	89.3%
Charlotte	40,547	4,696	460,425	64.3%	64.9%
Memphis	28,177	(12,172)	455,904	87.8%	85.5%
Richmond	1,284	(3,548)	143,030	101.0%	98.6%
Dallas	0	0	268,586	96.1%	96.1%

Total	294,953	(114,427)	8,122,479	83.0%	81.9%

(a)	Leased figures include all leases in effect as of the period end date, including those leases expiring on the period end date, as well as fully executed leases for vacant space that commences on a future date.

(b)	Includes the rentable square footage of expired leases, as well as the square footage of future expirations for which renewal and backfills have been signed.

(c)	Expirations also include leases that ended due to a termination right or default.

(d)	Negative expirations indicate the resumed occupancy of buffered space.

(e)	Includes Atlantic Center Plaza which was acquired 1/27/04.

(f)	Does not include lease up to Barry Callebaut (Brach’s) for 24,543 sf. in Dallas that will commence on 7/1/06.

KOGER EQUITY, INC. AND SUBSIDIARIES

LEASE DISTRIBUTION
AS OF MARCH 31, 2004

			Tenant
			Occupied	Percent	Annualized	Average	Percent
	Number of	Percent of	Square	of Square	Gross	Annualized	of Total	Remaining
Category	Leases (a)	Leases	Feet (b)	Feet	Rent (c)	Rent PSF	Rents	Term
2,500 or Less	428	47.1%	537,585	6.8%	$9,742,683	$18.12	6.4%	21
2,501 - 5,000	193	21.3%	679,732	8.6%	12,518,165	$18.42	8.3%	29
5,001 - 7,500	91	10.0%	560,509	7.1%	10,206,876	$18.21	6.7%	30
7,501 - 10,000	42	4.6%	359,371	4.5%	6,454,774	$17.96	4.3%	34
10,001 - 20,000	64	7.0%	892,069	11.3%	16,757,077	$18.78	11.1%	31
20,001 - 40,000	53	5.8%	1,529,255	19.3%	28,964,746	$18.94	19.1%	48
40,001 - 60,000	20	2.2%	971,734	12.3%	17,749,927	$18.27	11.7%	45
60,001 - 100,000	10	1.1%	885,108	11.2%	17,175,129	$19.40	11.4%	68
100,001 or Greater	7	0.8%	1,498,398	18.9%	31,732,651	$21.18	21.0%	70

Total / Weighted Average	908	100.0%	7,913,761	100.0%	$151,302,028	$19.12	100.0%	47

	Square Feet	% of Total
Square footage occupied by tenants	7,913,761	79.8%
Square footage attributable to vending/antenna	6,253	0.1%
Square footage occupied by owner/building use	46,969	0.5%

Total Occupied Square Footage	7,966,983	80.3%

Leased square footage	155,496	1.6%
Vacant square footage	1,800,368	18.1%

Total Net Rentable Square Footage	9,922,847	100.0%

(a)	Analysis does not include owner occupied space, vending leases and antenna leases.

(b)	Total net rentable square feet represented by existing leases.

(c)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of March 31, 2004 multiplied by 12.

KOGER EQUITY, INC. AND SUBSIDIARIES

LEASE EXPIRATIONS
AS OF MARCH 31, 2004

City	Item	2004	2005	2006	2007	2008	2009
Atlanta	Square Feet (a)	213,270	214,605	101,165	230,513	253,725	654,376
	% Square Feet (b)	6.93%	6.98%	3.29%	7.49%	8.25%	21.27%
	Annualized Rent (c)	4,486,120	4,713,665	2,192,074	4,670,371	4,947,833	14,893,853
	Number of Leases (d)	52	36	40	34	26	18
	Rent PSF	$21.03	$21.96	$21.67	$20.26	$19.50	$22.76
Jacksonville	Square Feet (a)	130,648	172,508	184,790	278,871	96,579	6,917
	% Square Feet (b)	11.18%	14.77%	15.82%	23.87%	8.27%	0.59%
	Annualized Rent (c)	2,388,471	2,472,762	3,111,100	5,260,247	1,661,604	131,742
	Number of Leases (d)	7	3	7	8	4	2
	Rent PSF	$18.28	$14.33	$16.84	$18.86	$17.20	$19.05
Orlando	Square Feet (a)	281,273	180,472	178,936	162,406	155,014	47,522
	% Square Feet (b)	21.57%	13.84%	13.72%	12.45%	11.89%	3.64%
	Annualized Rent (c)	5,143,648	3,319,334	3,273,262	2,734,339	2,702,779	866,844
	Number of Leases (d)	72	49	47	17	13	6
	Rent PSF	$18.29	$18.39	$18.29	$16.84	$17.44	$18.24
Houston	Square Feet (a)	78,060	69,004	39,288	95,363	96,239	371,095
	% Square Feet (b)	6.48%	5.73%	3.26%	7.91%	7.99%	30.80%
	Annualized Rent (c)	1,541,973	1,301,907	755,501	1,763,076	1,820,130	6,677,087
	Number of Leases (d)	21	16	10	8	16	7
	Rent PSF	$19.75	$18.87	$19.23	$18.49	$18.91	$17.99
Tallahassee	Square Feet (a)	100,858	25,749	180,418	106,586	148,287	0
	% Square Feet (b)	12.09%	3.09%	21.63%	12.78%	17.78%	0.00%
	Annualized Rent (c)	1,903,918	451,874	3,085,874	1,976,651	2,563,425	0
	Number of Leases (d)	31	12	8	3	3	0
	Rent PSF	$18.88	$17.55	$17.10	$18.55	$17.29	$0.00
St. Petersburg	Square Feet (a)	152,021	121,473	78,750	62,310	109,533	33,440
	% Square Feet (b)	22.75%	18.18%	11.78%	9.32%	16.39%	5.00%
	Annualized Rent (c)	2,349,811	2,001,109	1,199,647	1,143,383	2,021,747	463,679
	Number of Leases (d)	42	30	15	14	8	6
	Rent PSF	$15.46	$16.47	$15.23	$18.35	$18.46	$13.87
Charlotte	Square Feet (a)	92,856	42,068	88,950	72,179	47,435	81,305
	% Square Feet (b)	13.09%	5.93%	12.54%	10.18%	6.69%	11.46%
	Annualized Rent (c)	1,800,491	735,983	1,451,992	1,327,713	777,316	1,349,022
	Number of Leases (d)	18	16	13	5	9	5
	Rent PSF	$19.39	$17.50	$16.32	$18.39	$16.39	$16.59
Memphis	Square Feet (a)	48,086	131,974	90,871	41,339	58,823	2,712
	% Square Feet (b)	9.02%	24.76%	17.05%	7.75%	11.03%	0.51%
	Annualized Rent (c)	976,633	2,565,093	1,657,498	749,424	1,151,483	44,472
	Number of Leases (d)	15	23	25	10	6	2
	Rent PSF	$20.31	$19.44	$18.24	$18.13	$19.58	$16.40
Richmond	Square Feet (a)	22,788	32,413	31,319	28,887	8,825	11,266
	% Square Feet (b)	15.70%	22.33%	21.58%	19.90%	6.08%	7.76%
	Annualized Rent (c)	475,727	644,980	640,309	566,180	166,111	222,669
	Number of Leases (d)	6	4	5	5	2	3
	Rent PSF	$20.88	$19.90	$20.44	$19.60	$18.82	$19.76
Dallas	Square Feet (a)	9,043	0	62,155	90,008	0	107,380
	% Square Feet (b)	3.24%	0.00%	22.25%	32.22%	0.00%	38.43%
	Annualized Rent (c)	206,542	0	1,742,526	2,272,558	0	2,825,964
	Number of Leases (d)	0	0	1	2	0	1
	Rent PSF	$22.84	$0.00	$28.04	$25.25	$0.00	$26.32
Total	Square Feet (a)	1,128,903	990,266	1,036,642	1,168,462	974,460	1,316,013
	% Square Feet (b)	11.38%	9.98%	10.45%	11.78%	9.82%	13.26%
	Annualized Rent (c)	21,273,334	18,206,707	19,109,782	22,463,942	17,812,428	27,475,332
	Number of Leases (d)	264	189	171	106	87	50
	Rent PSF	$18.84	$18.39	$18.43	$19.23	$18.28	$20.88

[Additional columns below]

[Continued from above table, first column(s) repeated]

City	Item	2010	2011	2012	2013+	2014+	Total
Atlanta	Square Feet (a)	129,034	29,776	157,888	276,647	199,343	2,460,342
	% Square Feet (b)	4.19%	0.97%	5.13%	8.99%	6.48%	79.97%
	Annualized Rent (c)	2,328,392	695,751	3,762,025	7,068,877	3,384,278	53,143,239
	Number of Leases (d)	4	2	8	2	7	229
	Rent PSF	$18.04	$23.37	$23.83	$25.55	$16.98	$21.60
Jacksonville	Square Feet (a)	0	56,249	0	0	176,000	1,102,562
	% Square Feet (b)	0.00%	4.82%	0.00%	0.00%	15.07%	94.38%
	Annualized Rent (c)	0	991,974	0	0	2,600,905	18,618,804
	Number of Leases (d)	0	2	0	0	1	34
	Rent PSF	$0.00	$17.64	$0.00	$0.00	$14.78	$16.89
Orlando	Square Feet (a)	778	0	7,080	0	0	1,013,481
	% Square Feet (b)	0.06%	0.00%	0.54%	0.00%	0.00%	77.72%
	Annualized Rent (c)	14,237	0	174,992	0	0	18,229,436
	Number of Leases (d)	1	0	1	0	0	206
	Rent PSF	$18.30	$0.00	$24.72	$0.00	$0.00	$17.99
Houston	Square Feet (a)	23,837	6,812	0	0	97,358	877,056
	% Square Feet (b)	1.98%	0.57%	0.00%	0.00%	8.08%	72.79%
	Annualized Rent (c)	427,953	0	0	0	1,569,230	15,856,856
	Number of Leases (d)	3	1	0	0	1	83
	Rent PSF	$17.95	$0.00	$0.00	$0.00	$16.12	$18.08
Tallahassee	Square Feet (a)	0	26,696	0	0	0	588,594
	% Square Feet (b)	0.00%	3.20%	0.00%	0.00%	0.00%	70.57%
	Annualized Rent (c)	0	354,125	0	0	0	10,335,867
	Number of Leases (d)	0	1	0	0	0	58
	Rent PSF	$0.00	$13.27	$0.00	$0.00	$0.00	$17.56
St. Petersburg	Square Feet (a)	32,097	0	0	0	0	589,624
	% Square Feet (b)	4.80%	0.00%	0.00%	0.00%	0.00%	88.22%
	Annualized Rent (c)	462,523	0	0	0	0	9,641,898
	Number of Leases (d)	2	0	0	0	0	117
	Rent PSF	$14.41	$0.00	$0.00	$0.00	$0.00	$16.35
Charlotte	Square Feet (a)	13,278	5,627	0	0	0	443,698
	% Square Feet (b)	1.87%	0.79%	0.00%	0.00%	0.00%	62.56%
	Annualized Rent (c)	185,892	33,762	0	0	0	7,662,172
	Number of Leases (d)	1	1	0	0	0	68
	Rent PSF	$14.00	$6.00	$0.00	$0.00	$0.00	$17.27
Memphis	Square Feet (a)	0	56,015	0	4,500	0	434,320
	% Square Feet (b)	0.00%	10.51%	0.00%	0.84%	0.00%	81.47%
	Annualized Rent (c)	0	835,837	0	69,750	0	8,050,189
	Number of Leases (d)	1	2	0	1	0	85
	Rent PSF	$0.00	$14.92	$0.00	$15.50	$0.00	$18.54
Richmond	Square Feet (a)	0	0	0	0	0	135,498
	% Square Feet (b)	0.00%	0.00%	0.00%	0.00%	0.00%	93.37%
	Annualized Rent (c)	0	0	0	0	0	2,715,977
	Number of Leases (d)	0	0	0	0	0	25
	Rent PSF	$0.00	$0.00	$0.00	$0.00	$0.00	$20.04
Dallas	Square Feet (a)	0	0	0	0	0	268,586
	% Square Feet (b)	0.00%	0.00%	0.00%	0.00%	0.00%	96.13%
	Annualized Rent (c)	0	0	0	0	0	7,047,589
	Number of Leases (d)	0	0	0	0	0	4
	Rent PSF	$0.00	$0.00	$0.00	$0.00	$0.00	$26.24
Total	Square Feet (a)	199,024	181,175	164,968	281,147	472,701	7,913,761
	% Square Feet (b)	2.01%	1.83%	1.66%	2.83%	4.76%	79.75%
	Annualized Rent (c)	3,418,997	2,911,450	3,937,017	7,138,627	7,554,413	151,302,028
	Number of Leases (d)	12	9	9	3	9	909
	Rent PSF	$17.18	$16.07	$23.87	$25.39	$15.98	$19.12

(a)	Total net rentable square feet represented by expiring leases. Expiration date reflects renewal expiration if fully executed.

(b)	Percentage of total net rentable feet represented by expiring leases.

(c)	Annualized Gross Rent is the monthly contractual base rent and current reimbursements under existing leases as of March 31, 2004 multiplied by 12. Rent abatements are not included in this analysis.

(d)	Analysis does not include owner occupied space, vending leases and antenna leases.

KOGER EQUITY, INC. AND SUBSIDIARIES

NET EFFECTIVE RENTS (a)

	3/31/2004	12/31/2003	9/30/2003	6/30/2003	Average
New/Backfill
Number of leases	40	48	43	38	42
Rentable square footage leased	167,078	181,905	110,793	126,159	146,484
Average per rentable square foot over the lease term:
Gross Rent	$18.17	$18.02	$17.17	$16.29	$17.45
Tenant improvements	(2.72)	(2.34)	(2.40)	(2.06)	(2.38)
Leasing commissions	(0.59)	(0.75)	(0.51)	(0.67)	(0.63)
Other/concessions	(0.71)	(0.44)	(0.98)	(0.48)	(0.65)

Effective Rent	14.15	14.49	13.28	13.08	13.78
Expense stop	(4.62)	(5.46)	(5.02)	(5.64)	(5.19)

Equivalent effective net rent	$9.53	$9.03	$8.26	$7.44	$8.59

Average term (yrs)	5.4	4.0	3.9	5.2	4.6

	3/31/2004	12/31/2003	9/30/2003	6/30/2003	Average
Renewals
Number of leases	42	37	30	43	38
Rentable square footage leased	142,832	202,518	134,632	108,254	147,059
Average per rentable square foot over the lease term:
Gross Rent	$16.68	$18.02	$16.55	$18.85	$17.52
Tenant improvements	(1.37)	(0.39)	(0.96)	(0.78)	(0.85)
Leasing commissions	(0.28)	(0.08)	(0.25)	(0.39)	(0.24)
Other/concessions	(0.08)	(0.21)	(0.35)	(0.14)	(0.20)

Effective Rent	14.95	17.34	14.99	17.54	16.22
Expense stop	(5.54)	(5.66)	(4.84)	(5.57)	(5.40)

Equivalent effective net rent	$9.41	$11.68	$10.15	$11.97	$10.82

Average term (yrs)	3.4	2.5	3.3	3.2	3.1

	3/31/2004	12/31/2003	9/30/2003	6/30/2003	Average
Total
Number of leases	82	85	73	81	80
Rentable square footage leased	309,910	384,423	245,425	234,413	293,543
Average per rentable square foot over the lease term:
Gross Rent	$17.64	$18.02	$16.88	$17.16	$17.45
Tenant improvements	(2.24)	(1.54)	(1.72)	(1.62)	(1.77)
Leasing commissions	(0.48)	(0.47)	(0.39)	(0.58)	(0.48)
Other/concessions	(0.48)	(0.34)	(0.68)	(0.36)	(0.47)

Effective Rent	14.43	15.67	14.09	14.60	14.73
Expense stop	(4.94)	(5.54)	(4.94)	(5.62)	(5.26)

Equivalent effective net rent	$9.49	$10.13	$9.15	$8.98	$9.47

Average term (yrs)	4.5	3.3	3.3	4.3	3.8

(a)	Analysis does not include owner occupied space or leases with less than a one year term.

KOGER EQUITY, INC. AND SUBSIDIARIES

CAPITAL EXPENDITURES — LEASING ACTIVITY (a)

	Three Months Ended, Dollars (b)					Three Months Ended, PSF
	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03	3/31/04	12/31/03	9/30/03	6/30/03	3/31/03
Renewal Leasing:
RSF Leased	142,832	202,518	134,632	108,254	234,398	142,832	202,518	134,632	108,254	234,398
Tenant Improvements	$671,760	$198,645	$368,405	$265,789	$1,835,392	$4.70	$0.98	$2.74	$2.46	$7.83
Leasing Commissions	$138,663	$40,153	$96,107	$133,622	$157,976	$0.97	$0.20	$0.71	$1.23	$0.67

Total Renewal	$810,423	$238,798	$464,512	$399,411	$1,993,368	$5.67	$1.18	$3.45	$3.69	$8.50

Backfill Leasing:
RSF Leased	45,853	47,586	73,355	34,603	113,751	45,853	47,586	73,355	34,603	113,751
Tenant Improvements	$666,295	$342,765	$618,026	$222,803	$501,811	$14.53	$7.20	$8.43	$6.44	$4.41
Leasing Commissions	$119,045	$113,057	$129,522	$71,506	$183,426	$2.60	$2.38	$1.77	$2.07	$1.61

Total Backfill	$785,340	$455,822	$747,548	$294,309	$685,237	$17.13	$9.58	$10.19	$8.51	$6.02

Sub-Total Revenue Maintaining:
RSF Leased	188,685	250,104	207,987	142,857	348,149	188,685	250,104	207,987	142,857	348,149
Tenant Improvements	$1,338,055	$541,410	$986,431	$488,592	$2,337,203	$7.09	$2.16	$4.74	$3.42	$6.71
Leasing Commissions	$257,708	$153,210	$225,629	$205,128	$341,402	$1.37	$0.61	$1.08	$1.44	$0.98

Total Revenue Maintaining	$1,595,763	$694,620	$1,212,060	$693,720	$2,678,605	$8.46	$2.78	$5.83	$4.86	$7.69

Revenue Enhancing — New/First Generation
RSF Leased	121,225	134,319	37,438	91,556	57,488	121,225	134,319	37,438	91,556	57,488
Tenant Improvements	$1,784,295	$1,371,742	$425,671	$1,128,510	$706,307	$14.72	$10.21	$11.37	$12.33	$12.29
Leasing Commissions	$410,100	$436,085	$94,002	$370,359	$151,022	$3.38	$3.25	$2.51	$4.05	$2.63

Total New/First Generation	$2,194,395	$1,807,827	$519,673	$1,498,869	$857,329	$18.10	$13.46	$13.88	$16.37	$14.91

Total:
RSF Leased	309,910	384,423	245,425	234,413	405,637	309,910	384,423	245,425	234,413	405,637
Tenant Improvements	$3,122,350	$1,913,152	$1,412,102	$1,617,102	$3,043,510	$10.08	$4.98	$5.75	$6.90	$7.50
Leasing Commissions	$667,808	$589,296	$319,631	$575,487	$492,424	$2.15	$1.53	$1.30	$2.46	$1.21

Total	$3,790,158	$2,502,447	$1,731,733	$2,192,589	$3,535,934	$12.23	$6.51	$7.06	$9.35	$8.72

(a)	Analysis does not include owner occupied space or leases with less than a one year term.

(b)	These figures reflect the dollars committed for improvements under the terms of the leases executed during each period. Actual expenditures and the period in which they are expended will vary.

KOGER EQUITY, INC. AND SUBSIDIARIES
SAME SUITE ANALYSIS — GAAP BASIS
YEAR TO DATE MARCH 31, 2004

	New/Backfill (a)					Renewal
	RSF	New	Expiring		Percent	RSF	New	Expiring		Percent
	Leased	Gross Rent	Gross Rent	Change	Change	Leased	Gross Rent	Gross Rent	Change	Change
Atlanta	8,981	$17.60	$17.16	$0.44	2.6%	19,316	$18.57	$18.82	($0.25)	-1.3%
Orlando	32,027	$18.63	$17.94	$0.69	3.8%	25,999	$17.07	$14.43	$2.64	18.3%
Jacksonville	1,212	$18.50	$17.00	$1.50	8.8%	4,291	$18.75	$18.95	($0.20)	-1.1%
Houston	9,681	$17.49	$16.81	$0.68	4.0%	3,475	$15.18	$14.64	$0.54	3.7%
St. Petersburg	12,265	$20.32	$16.93	$3.39	20.0%	38,889	$14.34	$17.07	($2.73)	-16.0%
Tallahassee	0	$0.00	$0.00	$0.00	0.0%	809	$20.29	$19.32	$0.97	5.0%
Charlotte	9,694	$14.66	$18.19	($3.53)	-19.4%	21,658	$14.84	$16.45	($1.61)	-9.8%
Memphis	894	$17.78	$19.12	($1.34)	-7.0%	17,696	$18.51	$18.63	($0.12)	-0.6%
Richmond	703	$7.43	$7.00	$0.43	6.1%	0	$0.00	$0.00	$0.00	0.0%

Total	75,457	$18.01	$17.47	$0.54	3.1%	132,133	$16.34	$16.92	($0.59)	-3.5%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Total Leasing
	RSF	New	Expiring		Percent
	Leased	Gross Rent	Gross Rent	Change	Change
Atlanta	28,297	$18.26	$18.29	($0.03)	-0.2%
Orlando	58,026	$17.93	$16.37	$1.56	9.6%
Jacksonville	5,503	$18.69	$18.52	$0.17	0.9%
Houston	13,156	$16.88	$16.24	$0.64	4.0%
St. Petersburg	51,154	$15.77	$17.04	($1.26)	-7.4%
Tallahassee	809	$20.29	$19.32	$0.97	5.0%
Charlotte	31,352	$14.78	$16.99	($2.20)	-13.0%
Memphis	18,590	$18.47	$18.65	($0.18)	-1.0%
Richmond	703	$7.43	$7.00	$0.43	6.1%

Total	207,590	$16.95	$17.12	($0.18)	-1.0%

(a)	Analysis includes leases fully executed from 1/1/04 to 3/31/04 for buildings owned at 3/31/04. Does not include First Generation space.

Note: In previous quarters the company reported the Net Rents.

KOGER EQUITY, INC. AND SUBSIDIARIES

SAME SUITE ANALYSIS — CASH BASIS
YEAR TO DATE MARCH 31, 2004

	New/Backfill (a)					Renewal
	RSF	New	Expiring		Percent	RSF	New	Expiring		Percent
	Leased	Gross Rent	Gross Rent	Change	Change	Leased	Gross Rent	Gross Rent	Change	Change
Atlanta	8,981	$14.38	$18.05	($3.67)	-20.3%	19,316	$17.83	$19.27	($1.44)	-7.5%
Orlando	32,027	$18.01	$19.01	($1.00)	-5.3%	25,999	$16.73	$17.14	($0.41)	-2.4%
Jacksonville	1,212	$18.00	$17.46	$0.54	3.1%	4,291	$18.50	$19.65	($1.15)	-5.9%
Houston	9,681	$17.36	$16.81	$0.55	3.3%	3,475	$14.35	$14.64	($0.29)	-2.0%
St. Petersburg	12,265	$13.98	$19.09	($5.11)	-26.8%	38,889	$11.81	$17.75	($5.94)	-33.5%
Tallahassee	0	$0.00	$0.00	$0.00	0.0%	809	$20.29	$19.32	$0.97	5.0%
Charlotte	9,694	$14.81	$19.97	($5.16)	-25.8%	21,658	$14.06	$17.49	($3.43)	-19.6%
Memphis	894	$17.16	$20.05	($2.89)	-14.4%	17,696	$17.81	$18.98	($1.17)	-6.2%
Richmond	703	$7.00	$7.00	$0.00	0.0%	0	$0.00	$0.00	$0.00	0.0%

Total	75,457	$16.32	$18.63	($2.31)	-12.4%	132,133	$15.17	$17.96	($2.80)	-15.6%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Total Leasing
	RSF	New	Expiring		Percent
	Leased	Gross Rent	Gross Rent	Change	Change
Atlanta	28,297	$16.74	$18.88	($2.15)	-11.4%
Orlando	58,026	$17.44	$18.17	($0.74)	-4.0%
Jacksonville	5,503	$18.39	$19.17	($0.78)	-4.1%
Houston	13,156	$16.56	$16.24	$0.33	2.0%
St. Petersburg	51,154	$12.33	$18.07	($5.74)	-31.8%
Tallahassee	809	$20.29	$19.32	$0.97	5.0%
Charlotte	31,352	$14.29	$18.26	($3.96)	-21.7%
Memphis	18,590	$17.78	$19.03	($1.25)	-6.6%
Richmond	703	$7.00	$7.00	$0.00	0.0%

Total	207,590	$15.58	$18.20	($2.62)	-14.4%

(a)	Analysis includes leases fully executed from 1/1/04 to 3/31/04 for buildings owned at 3/31/04. Does not include First Generation space.

Note: In previous quarters the company reported the Net Rents.